UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2019

WESTERN MIDSTREAM OPERATING, LP

(Exact name of registrant as specified in its charter)

Delaware	001-34046	26-1075808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (832) 636-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As further described under Item 5.03 below, on February 28, 2019, (i) the registrant, Western Gas Partners, LP, a Delaware limited partnership, changed its name to “Western Midstream Operating, LP” (the “Partnership”), (ii) Western Gas Holdings, LLC, a Delaware limited liability company and the general partner of the Partnership, changed its name to “Western Midstream Operating GP, LLC” (the “General Partner”), (iii) Western Gas Equity Partners, LP, a Delaware limited partnership, changed its name to “Western Midstream Partners, LP” (“WES”) and (iv) Western Gas Equity Holdings, LLC, a Delaware limited liability company and general partner of WES, changed its name to “Western Midstream Holdings, LLC” (“WES GP”), in each case effective as of the Effective Time (as defined in Item 2.01 of this Current Report on Form 8-K (this “Current Report”)).

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2019, the General Partner entered into an indemnification agreement (the “Indemnification Agreement”) with WGR Asset Holding Company LLC (“WGRAH”) relating to a Credit Agreement, dated as of December 19, 2018 (the “Credit Agreement”), by and among the Partnership, as borrower, Barclays Bank PLC, as administrative agent, and the lenders and other parties thereto. The Indemnification Agreement provides for the indemnification by WGRAH of the General Partner for future claims that might be made against the General Partner with respect to a loan (the “Loan”) made under the Credit Agreement immediately prior to and in connection with the execution of certain transactions relating to the Contribution (as defined in Item 2.01 of this Current Report), or any indebtedness incurred by the Partnership under the Credit Agreement to refinance the indebtedness incurred pursuant to the Loan using certain debt securities.

The foregoing description of the Indemnification Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 28, 2019, the Partnership and the other parties thereto consummated the transactions contemplated by the Contribution Agreement and Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 7, 2018, by and among the Partnership, the General Partner, WES, WES GP, Anadarko Petroleum Corporation (“APC”), Anadarko E&P Onshore LLC, Clarity Merger Sub, LLC (“Merger Sub”), WGRAH, WGR Operating, LP (“WGRO”), Kerr-McGee Gathering LLC (“KMGG”), Kerr-McGee Worldwide Corporation, APC Midstream Holdings, LLC (“AMH”), and Delaware Basin Midstream, LLC (“DBM”). WGRO, KMGG and DBM, each a subsidiary of the Partnership, and the Partnership are referred to herein as “Recipient Parties.”

On February 28, 2019 (the “Effective Time”), following the approval of the Merger Agreement and the transactions contemplated thereby by the holders of a majority of the outstanding common units (“Partnership Common Units”) and Class C units (“Class C Units”) representing limited partner interests in the Partnership, voting as a single class, at a special meeting of unitholders of the Partnership held on February 27, 2019 (the “Special Meeting”), (i) Merger Sub merged with and into the Partnership, with the Partnership continuing as the surviving entity (the “Merger”) and (ii) each Partnership Common Unit issued and outstanding immediately prior to the Effective Time (other than 50,132,046 Partnership Common Units or other Partnership common or general partner units owned by WES or subsidiaries of WES or the General Partner and 6,375,284 Partnership Common Units owned by WGRAH (collectively, the “Excluded Partnership Units”)) was converted into the right to receive 1.525 (the “Exchange Ratio”) common units representing limited partner interests in WES (“WES Common Units”), rounded up to the nearest whole WES Common Unit (such WES Common Units, the “Merger Consideration”).

In addition, immediately prior to the Effective Time, (i) the Contributing Parties contributed all of their interests in each of Anadarko Wattenberg Oil Complex LLC, Anadarko DJ Oil Pipeline LLC, Anadarko DJ Gas Processing LLC, Wamsutter Pipeline LLC, DBM Oil Services, LLC, Anadarko Pecos Midstream LLC, Anadarko Mi Vida LLC and APC Water Holdings 1, LLC to certain Recipient Parties in exchange for aggregate consideration of $1.814 billion in cash, minus the outstanding amount payable pursuant to an intercompany note assumed in connection with the transaction, and 45,760,201 Partnership Common Units (the “Contribution”); (ii) AMH sold to the Partnership all of its interests in each of Saddlehorn Pipeline Company, LLC and Panola Pipeline Company, LLC in exchange for aggregate consideration of $193.9 million in cash (the “Sale,” and together with the Contribution and the

Merger, the “Transactions”); (iii) all outstanding Class C Units were converted into Partnership Common Units on a one-for-one basis; and (iv) the incentive distribution rights (“IDRs”) and 2,583,068 general partner units of the Partnership held by the General Partner were converted into 105,624,704 Partnership Common Units and a non-economic general partner interest in the Partnership (the “IDR Conversion”).

To fund the cash consideration for the Transactions referred to above, the Partnership borrowed $2.0 billion under the Credit Agreement. A copy of the Credit Agreement is attached as Exhibit 10.2 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 20, 2018 and incorporated by reference herein.

Each unvested award of phantom units in the Partnership granted under the Partnership’s 2017 Long-Term Incentive Plan (collectively, the “Partnership Phantom Units”) issued and outstanding immediately prior to the Effective Time was automatically converted, at the Effective Time, into the right to receive a phantom unit or other comparable equity award with respect to WES (a “Converted Unit Award”) on substantially the same terms and conditions as were applicable to the corresponding Partnership Phantom Unit, except that the number of WES Common Units covered by each such Converted Unit Award was equal to the number of Partnership Phantom Units multiplied by the Exchange Ratio.

In connection with the closing of the Merger, following the Effective Time, (i) Partnership Common Units, which traded on the New York Stock Exchange (“NYSE”) under the symbol “WES” through February 27, 2019, were delisted from the NYSE and ceased trading and (ii) WES Common Units, which previously traded on the NYSE under the symbol “WGP” through February 27, 2019, began trading under the symbol “WES” on the NYSE beginning on February 28, 2019.

The General Partner is indirectly controlled by APC, through APC’s control of WES. Prior to the Merger, (i) WES held 50,132,046 Partnership Common Units, representing a 29.5% limited partner interest in the Partnership, and, through its ownership of the General Partner, indirectly held 2,583,068 general partner units, representing a 1.5% general partner interest in the Partnership, and 100% of the IDRs and (ii) other subsidiaries of APC held 2,011,380 Partnership Common Units and 14,681,388 Class C Units, representing an aggregate 9.9% limited partner interest in the Partnership. Immediately following the Merger, (i) WES, directly and indirectly through its ownership of the General Partner, will own a 98% limited partner interest and non-economic general partner interest in the Partnership and (ii) APC, through its ownership of WGRAH, will own a 2% limited partner interest in the Partnership.

The foregoing description of the Merger Agreement and the Transactions is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the NYSE was notified that each outstanding Partnership Common Unit (other than the Excluded Partnership Units) was converted pursuant to the Merger into the right to receive the Merger Consideration, subject to the terms and conditions of the Merger Agreement. The Partnership requested that the NYSE file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Partnership Common Units. The Partnership Common Units were delisted and removed from trading on the NYSE on February 28, 2019.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth under Item 2.01 and Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As described in Item 5.03 below, on February 28, 2019, in connection with the consummation of the Merger, WES entered into the Third Amended and Restated Limited Liability Company Agreement of the General Partner (the “A&R LLCA”), which provides that the management of the General Partner is vested exclusively in its sole member, WES, and no longer provides for a board of directors of the General Partner (the “Amendment”). As a result, each of Benjamin M. Fink, Robin H. Fielder, Robert G. Gwin, Daniel E. Brown, Mitchell W. Ingram, Steven D. Arnold, Milton Carroll, James R. Crane and David J. Tudor, who were previously members of the board of directors of the General Partner, ceased to serve as directors of the General Partner as of such date in connection with the entry into the A&R LLCA and not as a result of any disagreement with the Partnership or the General Partner relating to operations, practices or policies. In connection with the Merger, Messrs. Arnold, Carroll and Crane were appointed as members of the board of directors of WES GP.

The foregoing description of the A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the complete text of the A&R LLCA, a copy of which is filed as Exhibit 3.4 to this Current Report and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 and Item 5.02 is incorporated into this Item 5.03 by reference.

On February 27, 2019, the Partnership filed a Certificate of Merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware, providing for the future effectiveness of the Merger as of the Effective Time and an amendment to the Certificate of Limited Partnership of the Partnership to change the Partnership’s name from “Western Gas Partners, LP” to “Western Midstream Operating, LP.”

On February 28, 2019, pursuant to the terms of the Merger Agreement, the General Partner, as the general partner of the Partnership and on behalf of the limited partners of the Partnership, executed the Third Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership LPA Amendment”), which became effective as of the Effective Time. The Partnership LPA Amendment, among other things, reflects the IDR Conversion and the conversion of the Class C Units into Partnership Common Units.

On February 28, 2019, in connection with the closing of the Merger, (i) the General Partner changed its name from “Western Gas Holdings, LLC” to “Western Midstream Operating GP, LLC” through the filing of a Certificate of Amendment (the “GP Certificate of Amendment”) to its Certificate of Formation with the Secretary of State of the State of Delaware and (ii) WES entered into the A&R LLCA.

The foregoing description of the Certificate of Merger, the Partnership LPA Amendment, the GP Certificate of Amendment and the A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the complete text of such documents, copies of which are filed as Exhibits 3.1 through 3.4 to this Current Report and are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Special Meeting was held on February 27, 2019 to consider and vote on proposals (i) to approve the Merger Agreement and the transactions contemplated thereby (the “Merger Proposal”) and (ii) to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve the Merger Proposal at the time of the Special Meeting (the “Adjournment Proposal”). The proposals are described in detail in the proxy statement/prospectus filed with the SEC by the Partnership on January 28, 2019.

As of the close of business on January 14, 2019, the record date for the Special Meeting, there were approximately 152,609,285 Partnership Common Units and 14,372,665 Class C Units outstanding, all of which were entitled to vote at the Special Meeting. At the Special Meeting, holders of an aggregate of 145,562,789 Partnership Common Units and Class C Units were present or represented by proxy, constituting a quorum. A summary of the voting results for the proposals is set forth below:

Proposal 1: Approval of the Merger Agreement

Unitholders of the Partnership approved the Merger Proposal. The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions”:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
145,318,598	146,062	98,129	0

Proposal 2: Adjournment of the Special Meeting

Although mooted by the approval of the Merger Proposal, the Unitholders of the Partnership also approved the Adjournment Proposal. The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions”:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
145,070,328	408,604	83,857	0

Item 7.01	Regulation FD.

On February 27, 2019, the Partnership and WES issued a press release announcing that the Merger Agreement and related proposals were approved at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

On February 28, 2019, the Partnership and WES issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1#	Contribution Agreement and Agreement and Plan of Merger, dated as of November 7, 2018, by and among the Western Gas Equity Partners, LP, Western Gas Partners, LP, Clarity Merger Sub, LLC and the other parties thereto (incorporated by reference to Exhibit 2.1 to Western Gas Partners, LP’s Current Report on Form 8-K filed on November 9, 2018, File No. 001-34046).

3.1	Certificate of Merger of Clarity Merger Sub, LLC with and into Western Gas Partners, LP, effective as of February 28, 2019.

3.2	Third Amended and Restated Agreement of Limited Partnership of Western Midstream Operating, LP, dated as of February 28, 2019.

3.3	Certificate of Amendment to Certificate of Formation of Western Gas Holdings, LLC, effective as of February 28, 2019.

3.4	Third Amended and Restated Limited Liability Company Agreement of Western Midstream Operating GP, LLC, dated as of February 28, 2019.

10.1	WGRAH Indemnification Agreement, dated as of February 28, 2019, by and between WGR Asset Holding Company LLC and Western Gas Holdings, LLC.

99.1	Press Release Dated February 27, 2019.

99.2	Press Release Dated February 28, 2019.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN MIDSTREAM OPERATING, LP

By:	Western Midstream Operating GP, LLC
its general partner

Date: February 28, 2019	By:	/s/ Philip H. Peacock
Philip H. Peacock
Senior Vice President, General Counsel and Corporate Secretary